UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2014

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10212	94-1658138
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

2301 Patriot Blvd.

Glenview, Illinois 60026

(224) 521-8000

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Anixter International Inc. (the “Company”) is filing this Current Report on Form 8-K to file the computation of its ratio of earnings to fixed charges for the six months ended July 4, 2014 and each of the five fiscal years from 2009 through 2013 as an exhibit that is incorporated by reference into its Registration Statement on Form S-3 (File Nos. 333-180905 and 333-180905-01) (the “Registration Statement”).

The Company is also filing in this Current Report on Form 8-K the consent of Ernst & Young LLP to the incorporation by reference of their reports with respect to the Company’s consolidated financial statements into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

September 18, 2014	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Independent Registered Public Accounting Firm.